Exhibit 99.4

[8/19/09]

AMENDMENT NO. 2 TO AMENDMENT AND FORBEARANCE

This AMENDMENT NO. 2 TO AMENDMENT AND FORBEARANCE (“Amendment No. 2”) to is entered into as of August     , 2009 by and between LSQ Funding Group, L.C. (“LSQ”) and BRE LLC (collectively, “Lender”), Paragon Systems, Inc., an Alabama corporation (“Paragon”), Tri-S Security Corporation, a Georgia corporation (“TSS”), Florida Business 1, Inc., a Florida corporation (“Florida 1”), Florida Business 2, Inc., a Florida corporation (“Florida 2”), Florida Business 3, Inc., a Florida corporation (“Florida 3”), Florida Business 4, Inc., a Florida corporation (“Florida 4”), Florida Business 5, Inc., a Florida corporation (“Florida 5”), Florida Business 6, Inc., a Florida corporation (“Florida 6”), Protection Technologies Corporation, a Florida corporation (“Protection” and together with TSS, Florida 1, Florida 2, Florida 3, Florida 4, Florida 5 and Florida 6, each individually and collectively, “Guarantor”, and together with Paragon, collectively, “Obligors”).

WHEREAS, (a) Lender and Obligors have, entered into that certain Amended and Restated Credit Agreement, dated as of December 31, 2007 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and (b) LSQ and Obligors have entered into that certain Loan and Security Agreement, dated as of December 31, 2007 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other documents entered into and contemplated therein, all as amended hereby (collectively, “Loan Documents”);

WHEREAS, Lender and Obligors have, entered into that certain Amendment and Forbearance Agreement, dated March 26, 2008, by and among Lender and Obligors (as amended by Amendment to Amendment and Forbearance dated as of December 12, 2008, the “Forbearance Agreement”);

WHEREAS, Obligors have requested, among other things, that Lender extend the Forbearance Period (as defined in the Forbearance Agreement) through the earlier of October 31, 2010 and the date of the occurrence of an Event of Default (as defined in the Credit Agreement and the Loan Agreement) other than an Existing Default (as defined in the Forbearance Agreement) or the Existing Note Default (as defined in the Credit Agreement); and

WHEREAS, Lender has agreed to the foregoing as more specifically set forth herein, subject to the terms and conditions set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein are as defined in the Forbearance Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Forbearance Period. The Forbearance Period is hereby extended until the earliest of (a) October 31, 2010 and (b) the occurrence of an Event of Default other than an Existing Default or the Existing Note Default.

2. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. The Forbearance Agreement and this Amendment No. 2 (“Modifications”) do not constitute a novation and the terms and conditions of the Modifications shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between the Modifications and the terms of the Loan Documents, the terms of the Modifications shall be controlling.

3. Release by Obligors.

(a) Release.

(i) In consideration of the agreements of Lender contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each Obligor, or any of its successors, assigns, or other legal representatives and their respective successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 3, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the date hereof, and the other Loan Documents.

(ii) Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(iii) Each Obligor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above.

(iv) Each Obligor represents and warrants that each such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof.

(v) Nothing contained herein shall constitute an admission of liability with respect to any Claim on the part of any Releasee.

(b) Covenant Not to Sue. Each Obligor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Obligors pursuant to Section 3(a) hereof. If any Obligor violates the foregoing covenant, Obligors agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(c) Waiver of Statutory Provisions. EACH OBLIGOR HEREBY EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS OF ANY COMMON LAW OR STATUTORY RULE OR PRINCIPLE WITH RESPECT TO THE RELEASE OF SUCH CLAIMS. EACH OBLIGOR AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE OR PRINCIPLE SHALL AFFECT THE VALIDITY OR SCOPE OR ANY OTHER ASPECT OF THIS MUTUAL RELEASE.

4. Conditions Precedent. The amendments set forth herein shall be effective as of the date hereof upon receipt by Lender of an executed original or executed original counterparts of this Amendment No. 2, duly authorized, executed and delivered by the Obligors.

5. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 2 but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

6. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7. Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

8. Further Assurances. Obligors shall execute and deliver such additional documents and take such additional action as may be requested by Lender to effectuate the provisions and purposes of this Amendment No. 2.

9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

10. Governing Law. The validity, interpretation and enforcement of this Amendment

No. 2 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the date first written above.

BORROWER

PARAGON SYSTEMS, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

GUARANTORS

TRI-S SECURITY CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 1, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 2, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 3, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Amendment No. 2 to Amendment and Forbearance

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FLORIDA BUSINESS 4, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 5, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

FLORIDA BUSINESS 6, INC.

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ R. G. Farrell
Name:	R. G. Farrell
Title:	Chairman

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Amendment No. 2 to Amendment and Forbearance

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LENDER

LSQ FUNDING GROUP, L.C.

By:	/s/ Maxwell Eliscu
Name:	Maxwell Eliscu
Title:	Manager

BRE LLC

By:	/s/ Maxwell Eliscu
Name:	Maxwell Eliscu
Title:	Manager

Amendment No. 2 to Amendment and Forbearance